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                                                                   EXHIBIT 10.17


                       Dated this 31 day of December 2000


                          SUPPLY CHAIN SERVICES LIMITED
                                  (as Borrower)


                                       and


                          GI-TECH DEVELOPMENTS LIMITED
                            (as Subordinated Lender)



                     **************************************

                             SUBORDINATION AGREEMENT

                     **************************************
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     THIS SUBORDINATION AGREEMENT is made the 31 day of December 2000

     BETWEEN

     (1) LEADER INDUSTRIAL GROUP LIMITED whose registered office is situate at 31 New Henry House, 10 Ice House Street, Central, Hong Kong ("the Borrower"); and

     (2) GI-TECH DEVELOPMENTS LIMITED whose registered office is situate at P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands ("the Subordinated Lender").

     WHEREAS:-

     (1) The Subordinated Lender is a shareholder of Supply Chain Services Inc. which is a company incorporated in the United States of America and holding beneficially 100% of the issued and paid-up share capital of Supply Chain Services Limited, a company which is incorporated in Hong Kong and holding beneficially the entire issued and paid-up share capital of the Borrower.

     (2) The Borrower is presently indebted to the Subordinated Lender in the sum not less than HK$438,556.36. All sums for which the Borrower is presently indebted and may hereafter become indebted to the Subordinated Lender are hereinafter called the "Subordinated Indebtedness".

     NOW THIS SUBORDINATION AGREEMENT WITNESSETH AND IT IS HEREBY AGREED as follows:-


1.   INTERPRETATION

     1.1 Words importing the singular number only shall include the plural and vice versa and words importing any gender shall include every gender and words importing persons shall include firms and corporations.

     1.2 References to Clauses shall (save where otherwise expressly stated) be construed as references to the Clauses of this Subordination Agreement. Clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Subordination Agreement.


2.   SUBORDINATION OF SUBORDINATED INDEBTEDNESS

     2.1 The Borrower and the Subordinated Lender acknowledge to and agree with each other that for so long as the Secured Indebtedness remains outstanding, this Subordination Agreement and all the terms, covenants, conditions and stipulations herein contained will continue, and the Subordinated Indebtedness is and shall be subject to the following terms and conditions:-

          (a) the Subordinated Indebtedness shall not be subject to payment of interest (although interest may accrue thereon);

          (b) the Subordinated Indebtedness shall not be repayable or repaid in whole or in part, except in the event of any proceedings analogous to the winding-up, liquidation or dissolution of the Borrower; and
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          (c)  the Subordinated Indebtedness is and shall remain unsecured by any mortgage, charge, debenture or other security of any kind over the whole or any part of the assets of the Borrower and is not and shall not be capable of becoming subject to any right of set-off or counterclaim.

     2.2 Save with the exception provided in the preceding Clause 2.1(b), the Subordinated Lender shall not demand or require or institute any actions or proceedings of any kind for or take any other steps whatsoever to obtain or with a view to obtaining any repayment or payment of or in respect of the Subordinated Indebtedness, or any part thereof.

     2.3 The Borrower shall not (except in the event of any proceedings analogous to the winding-up, liquidation or dissolution of the Borrower) make any repayment or payment of or in respect of the Subordinated Indebtedness, or any part thereof, to the Subordinated Lender.

     2.4 Neither the Subordinated Lender nor the Borrower shall (without the prior written consent of the other party) assign or purport to assign the Subordinated Indebtedness to third party.


3.   ASSIGNABILITY

     This Subordination Agreement is not capable of assignment in whole or in part except with the prior consents in writing of the Borrower and the Subordinated Lender.


4.   NOTICES

     4.1 All notices and other communications required to be made or given under the terms of this Subordination Agreement or in connection herewith shall be given by or made to the parties hereto in writing and delivered by hand or by registered mail (air-mail, if outside the sender's country or territory), or by facsimile, and shall be addressed to the appropriate party at the address set out in this Subordination Agreement or to such other address as such party hereto may from time to time designate to the other in writing.

     4.2 Any notice, request, demand or other communication given or made shall be deemed to have been received in the case of communication in writing and delivered by hand on the date of delivery against written receipt, in the case of written communication sent by registered mail on the date which is 2 business days in the case of local mail or 8 business days in the case of overseas mail after the mailing thereof, and in the case of a facsimile the same day after the date of despatch thereof provided that a "successful transmission" receipt is obtained.


5.   MISCELLANEOUS

     5.1 All costs and expenses of and incidental to the preparation of this Subordination Agreement shall be borne by the Borrower.

     5.2 Any provision of this Subordination Agreement prohibited by or unlawful or unenforceable under any applicable law actually applied by any court

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          of competent jurisdiction shall, to the extent required by such law, be severed from this Subordination Agreement and rendered ineffective so far as is possible without modifying the remaining provisions of this Subordination Agreement. Where however the provisions of any such applicable law may be waived, they are hereby waived by the parties hereto to the full extent permitted by such law to the intent that this Subordinated Agreement shall be a valid and binding agreement enforceable in accordance with its terms.

     5.3 No modification, variation or amendment of this Subordination Agreement shall be effective unless such modification, variation or amendment is in writing and has been signed by or on behalf of both the parties hereto.

     5.4 This Subordination Agreement shall be governed by and construed and interpreted in all respects in accordance with the laws of Hong Kong, and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the Hong Kong Courts.

     IN WITNESS whereof the parties hereto have duly executed this Subordination Agreement on the day and year first herein before written.



THE BORROWER

SEALED with the COMMON SEAL of          )
LEADER INDUSTRIAL GROUP LIMITED         )       For and on behalf of
And SIGNED by Yip Wai Leung Jerry       )       LEADER INDUSTRIAL GROUP LIMITED
                                        )
in presence of: /s/ Pauline Chu         )
                ---------------         )
                                        )       /s/ Yip Wai Leung Jerry
                                        )       -----------------------
                                        )       Authorized Signature(s)
                                        )
                                        )
THE SUBORDINATED LENDER                 )
                                        )
SEALED with the COMMON SEAL of          )
GI-TECH DEVELOPMENTS LIMITED            )       For and on behalf of
And SIGNED by                           )       GI-TECH DEVELOPMENTS LIMITED
                                        )
in presence of: /s/ Pauline Chu         )
                ---------------         )
                                        )       /s/ Thomas Chu
                                        )       -----------------------
                                        )       Authorized Signature(s)